UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 10, 2010
TRICO MARINE SERVICES, INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	1-33402 (Commission File Number)	72-1252405 (IRS Employer Identification No.)

10001 Woodloch Forest Drive, Suite 610 The Woodlands, Texas (Address of principal executive offices)	77380 (Zip Code)
(713) 780-9926
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Executive Officer Compensation. As previously reported in the Company’s Form 8-K filed on June 2, 2010, the Company announced that, effective May 29, 2010, Richard A. Bachmann was appointed Chairman of the Board and interim Chief Executive Officer and Rishi A. Varma was appointed President of the Company in addition to his current role as Chief Operating Officer. In connection with these appointments, on June 10, 2010, the Board approved increases to their base salaries and incentive bonus plan targets as set forth below:

		Base Salary Effective	Incentive Bonus Plan Target
Name	Title	as of June 1, 2010	as of June 1, 2010
Richard Bachmann	Chairman and interim Chief Executive Officer	$600,000	100%
Rishi Varma	President and Chief Operating Officer	$400,000	75%
     Results of Annual Meeting. At the 2010 annual meeting of stockholders (the “Annual Meeting”) of the Company, held on June 10, 2010, the Company’s stockholders approved the Company’s 2010 Long-Term Incentive Plan (the “2010 Incentive Plan”). A description of the terms and conditions of the 2010 Incentive Plan is set forth on pages 55 — 58 of the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on April 28, 2010 and is incorporated herein by reference. A copy of the 2010 Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation; Change in Fiscal Year.
          At the Annual Meeting, the Company’s stockholders also approved the proposed amendments to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, (i) increasing the authorized number of shares of the Company’s common stock from 50,000,000 to 100,000,000 shares and (ii) declassifying the Company’s Board of Directors. Descriptions of the charter amendments are set forth on pages 58 — 62 of the Company’s definitive proxy statement filed with the SEC on April 28, 2010 and are incorporated herein by reference. A copy of the charter amendments is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.
          A Certificate of Amendment reflecting the adopted amendments was filed with the Secretary of State of Delaware on June 14, 2010 and became effective upon filing.
Item 5.07 Submission of Matters to a Vote of Security Holders.
          Set forth below are the results of voting by the stockholders at the Annual Meeting.
Proposal 1: Election of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Edward C. Hutcheson, Jr.	5,272,659	5,149,527	60,853	6,652,636
Myles W. Scoggins	5,249,404	5,172,992	60,643	6,652,636
Per Staehr	5,245,182	5,176,114	61,743	6,652,636
Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP, certified public accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010:

FOR: 16,073,554	AGAINST: 559,970	ABSTAIN: 502,151	BROKER NON-VOTES: 0
Proposal 3: Approval of the 2010 Incentive Plan:

FOR: 5,846,719	AGAINST: 4,587,747	ABSTAIN: 48,573	BROKER NON-VOTES: 6,652,636
Proposal 4: Approval of an amendment to the Company’s charter to increase the total number of authorized shares of the Company’s common stock from 50,000,000 shares to 100,000,000 shares:

FOR: 10,830,594	AGAINST: 6,229,569	ABSTAIN: 75,509	BROKER NON-VOTES: 0

Proposal 5: Approval of an amendment to the Company’s charter to declassify the Company’s Board of Directors:

FOR: 11,744,808	AGAINST: 5,244,665	ABSTAIN: 146,201	BROKER NON-VOTES: 0
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

3.1	—	Amendments to Second Amended and Restated Certificate of Incorporation, as amended, of Trico Marine Services, Inc. (incorporated by reference to Appendix B and Appendix C to the Company’s Proxy Statement on Schedule 14A filed April 28, 2010).

10.1*	—	Trico Marine Services, Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A filed April 28, 2010).

99.1	—	Pages 55 — 58 of the Company’s Proxy Statement on Schedule 14A filed April 28, 2010 containing a description of the Company’s 2010 Long-Term Incentive Plan (incorporated by reference to the Company’s Proxy Statement on Schedule 14A filed April 28, 2010).

99.2	—	Pages 58 — 62 of the Company’s Proxy Statement on Schedule 14A filed April 28, 2010 containing a description of the amendments to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (incorporated by reference to the Company’s Proxy Statement on Schedule 14A filed April 28, 2010).

*	Management Contract or Compensation Plan or Arrangement.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: June 16, 2010

TRICO MARINE SERVICES, INC.
By:	/s/ Suzanne B. Kean
	Name:	Suzanne B. Kean
	Title:	Vice President and General Counsel

EXHIBIT INDEX
     (d) Exhibits

3.1	—	Amendments to Second Amended and Restated Certificate of Incorporation, as Amended, of Trico Marine Services, Inc. (incorporated by reference to Appendix B and Appendix C to the Company’s Proxy Statement on Schedule 14A filed April 28, 2010).

10.1*	—	Trico Marine Services, Inc. 2010 Long-Term Incentive Plan (incorporated by reference to Appendix A to the Company’s Proxy Statement on Schedule 14A filed April 28, 2010).

99.1	—	Pages 55 — 58 of the Company’s Proxy Statement on Schedule 14A filed April 28, 2010 containing a description of the Company’s 2010 Long-Term Incentive Plan (incorporated by reference to the Company’s Proxy Statement on Schedule 14A filed April 28, 2010).

99.2	—	Pages 58 — 62 of the Company’s Proxy Statement on Schedule 14A filed April 28, 2010 containing a description of the amendments to the Company’s Second Amended and Restated Certificate of Incorporation, as amended (incorporated by reference to the Company’s Proxy Statement on Schedule 14A filed April 28, 2010).

*	Management Contract or Compensation Plan or Arrangement.

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